Exhibit 99.1

Welcome to the Old Second Bancorp, Inc. 2007 Annual Meeting 135Th Anniversary

Call to order

William B. Skoglund J. Douglas Cheatham James L. Eccher Chairman, President & CEO Chief Financial Officer President and CEO Old Second Bancorp, Inc. Old Second Bancorp, Inc. Old Second National Bank 630-906-5483 630-906-5484 630-966-2433

Introduction of Directors/Others

Bancorp Board Members William B. Skoglund J. Douglas Cheatham James L. Eccher Walter Alexander Edward Bonifas Marvin Fagel Barry Finn William Kane Mary Krasner Kenneth Lindgren Jesse Maberry D. Chet McKee William Meyer Gerald Palmer James Schmitz

Appointed Proxies for Management James Benson Jesse Maberry Townsend L. Way, Jr.

Quorum Represented/Notice of Meeting Inspectors of Election Robin Hodgson Gayle Copenhaver D. Chet McKee

Minutes-2006 Annual Meeting

Election of Directors Edward Bonifas Mary Krasner William Meyer William B. Skoglund

Ratification/Approval of Grant Thornton, LLP

Management Reports Doug Cheatham

Forward-looking Statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies. The reconciliation of each non-GAAP presentation is included herein. and Non-GAAP Disclosures

Total Assets as of period-end 13% Average Growth $0 $500 $1,000 $1,500 $2,000 $2,500 Millions 2001 2002 2003 2004 2005 2006

Total Loans as of period-end 14.5% Average Growth $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Millions 2001 2002 2003 2004 2005 2006

Loan Mix Dec 2005 Dec 2006 as of period-end 2% 32% 35% 10% 21% Commercial & Industrial Commercial Real Estate Construction & Development Residential Consumer 21% 1% 10% 33% 35%

Net Charge-Offs The peer group consists of the Midwest banks of $1 billion to $5 billion. to Average Loans -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2002 2003 2004 2005 2006 OSBC Peer

Net Charge-Offs To Reserves The peer group consists of the Midwest banks of $1 billion to $5 billion. -5% 0% 5% 10% 15% 20% 25% 30% 2002 2003 2004 2005 2006 OSBC Peer

Total Deposits 13.6% Average Growth as of period-end $0 $500 $1,000 $1,500 $2,000 $2,500 Millions 2001 2002 2003 2004 2005 2006

Deposit Mix Dec 2005 Dec 2006 as of period-end 14% 22% 17% 28% 13% 6% Noninterest- bearing Savings NOW Accounts Money Market CD's less than $100,000 CD's $100,000 or more 14% 28% 19% 12% 22% 5%

Net Interest Margin Reconciliations of non-GAAP disclosures are available in public filings linked at oldsecond.com. The peer group consists of the Midwest banks of $1 billion to $5 billion. 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2002 2003 2004 2005 2006 OSBC Peer

Efficiency Ratio Reconciliations of non-GAAP disclosures are available in public filings linked at oldsecond.com. The peer group consists of the Midwest banks of $1 billion to $5 billion. 0% 10% 20% 30% 40% 50% 60% 70% 2002 2003 2004 2005 2006 OSBC Peer

Return on Equity The peer group consists of the Midwest banks of $1 billion to $5 billion. 0% 5% 10% 15% 20% 25% 2002 2003 2004 2005 2006 OSBC Peer

Earnings Per Share 9.3% Average Growth Diluted Basis $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2001 2002 2003 2004 2005 2006

Peer Comparison Midwest: Banks with assets between $1 billion and $5 billion in Midwest. Illinois: Publicly-traded bank holding companies in Illinois. National $1-$5b: Banks with assets between $1 billion and $5 billion. 18.3x 18.7x 17.2x 15.6x Price to LTM earnings 0.18% 0.22% 0.33% 0.02% Charge-offs/Avg. Loans 0.49% 0.65% 0.76% 0.09% NPL % of loans 59.60% 61.37% 62.00% 63.26% Efficiency ratio 4.02% 3.22% 3.63% 3.34% Net interest margin 1.11% .99% 1.02% .99% Return on assets 12.51% 13.01% 12.21% 15.29% Return on equity National $1-$5b Midwest $1-$5b OSBC Illinois

Management Reports Jim Eccher

Old Second Kane County 10.54% 9.49% 9.70% 11.30% 13.41% 15.98% 17.72% 5/3 4.14% 1.70% 8.55% 10.54% 18.44% % Mkt 2005 4.37% 1.67% 8.64% 11.61% 17.97% % Mkt 2004 4.81% 1.59% 9.48% 10.59% 17.34% % Mkt 2003 5.00% 1.68% 8.82% 10.49% 17.21% % Mkt 2002 5.52% 1.55% 8.92% 10.82% 16.19% % Mkt 2001 5.35% 1.52% 10.62% 10.80% 15.07% % Mkt 2000 4.11% 1st Am 8.28% MidAm 8.75% JPM/Chase 10.14% Harris 17.86% O2 % Mkt 2006 Remaining 41 banks each have less than 4% share of Kane County market. Deposit Market Share

Old Second Kendall County Deposit Market Share 14.52% 14.36% 13.77% 13.38% 12.79% 12.42% 12.54% Castle 6.15% 7.68% 8.79% 14.27% 33.46% % Mkt 2005 6.06% 7.52% 9.89% 15.49% 32.39% % Mkt 2004 6.69% 7.54% 11.57% 15.93% 30.21% % Mkt 2003 8.09% 7.29% 12.15% 16.38% 28.53% % Mkt 2002 10.03% 7.24% 5.47% 15.66% 25.67% % Mkt 2001 11.17% 8.14% 5.98% 10.11% 24.40% % Mkt 2000 6.48% 5/3 7.41% Union 8.44% Harris 11.95% OswgoC 33.10% O2 % Mkt 2006 Remaining 8 banks each have less than 6% share of Kendall County market.

Deposit Market Share YORKVILLE AURORA (KANE) 11.79% 19,048 1 Fifth Third 14.07% 22,740 1 American B&T 74.14% 119,815 1 OSB-Kane Cty. 4.23% 64,671 2 Banco Popular ELBURN 4.81% 73,533 2 National City 6.04% 92,276 3 West Suburban 0.59% 2,238 1 TCF Bank 7.97% 121,812 1 Benchmark 2.72% 10,286 1 Union Bank 8.99% 137,351 4 Harris Aurora 34.67% 131,005 1 Castle Bank 14.60% 223,071 4 Fifth Third 61.42% 232,065 2 OSB-Yorkville 47.93% 732,309 4 Old Second Market Share Deposits (000s) # of offices Market Share Deposits ($000) # of offices

Deposit Market Share (Lisle/Naper) 9.97% 207,899 3 4. Elgin State 11.65% 207,899 3 4. Elgin State Market Share Deposits ($000) # of offices Market Share Deposits ($000) # of offices 15.88% 331,029 4 1. MidAmerica 18.55% 331,029 4 1. MidAmerica NAPERVILLE (DUPAGE/WILL) JOLIET (WILL) 0.87% 18,122 1 17. Old Second 15.37% 320,388 2 3. Union 17.84% 318,317 5 3. JPM/Chase 15.59% 325,164 6 2. JPM/Chase 17.95% 320,388 2 2. Union SOUTH ELGIN/ELGIN ELGIN 1.56% 57,555 2 16. Old Second 0.78% 23,783 1 14. Old Second 7.52% 278,038 6 4. JPM/Chase 5.76% 174,727 1 4. 1st. Cm Joliet 10.29% 380,214 3 3. Park (Regency) 10.10% 306,496 6 3. JPM/Chase 15.02% 555,138 4 2. MidAmerica 21.32% 647,153 7 2. Harris 19.81% 732,270 7 1. Harris 38.02% 1,154,315 8 1. 1st Midwest Market Share Deposits (000s) # of offices Market Share Deposits ($000) # of offices

Strategic Objectives CLIENT FOCUS OBJECTIVE Expand Market Share *Continue to focus on attracting, in Branch Footprint retaining and developing top level talent Wealth Management *Expand Wealth Management through organic growth -Asset Management/Trust Services -Private Banking -Financial Planning/Brokerage Commercial Banking *Expand C & I Unit targeting middle market companies *Continue to focus on client retention and customer service *Expand Treasury Management Group

Strategic Objectives CLIENT FOCUS OBJECTIVE Retail Banking *Expand household penetration (Generated over 1100 new households in 2006) *Increase core deposits (Opened record total of 7500 new checking accounts) *Launched quality control program to improve customer service. Mortgage Banking *Implemented new pricing engine to improve profitability *Consolidated HELOC underwriting with residential underwriting *Relocating mortgage originators into branch network

Strategic Business Initiatives 1) Headcount reductions resulting in 8% cut in salaries and benefits 2) Eliminated pension costs 3) Announced consolidation of bank charters 4) Slowed de novo branch expansion in 2007 5) Implemented new tax strategy 6) Merged O2 Mortgage into bank 7) Implemented new strategic staffing models 8) Announced closing of 3 branch offices 9) Consolidated operations/back room functions 10) Restructured Retail Banking 11) Expanded market areas in Kane, Will and DuPage counties

Management Reports Bill Skoglund

Illinois’ Fastest Growing Cities: Net Gain 2000-2005 9,893 (73.4%) 11,929 (207%) 11,984 (21.3%) 12,897 (10%) 14,898 (112.3%) 15,262 (72.2%) 25,073 (17.5%) 29,338 (27.5%) 0 5,000 10,000 15,000 20,000 25,000 30,000 Oswego Huntley Bolingbrook Naperville Plainfield Romeoville Aurora Joliet

Illinois’ Fastest Growing Counties by % Population Growth, 2000-2005 (%) and 2005 Population (In Thousands) Source: U.S. Census Bureau 2005 Pop: 80 642 482 304 703 929 5,304 44.1% 26.5% 18.3% 16.2% 8.3% 2.5% -1.4% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Kendall Will Kane McHenry Lake DuPage Cook

NE Illinois Planning Commission Population Forecasts (as of 9/27/06) 77.14% 72,888 167,375 94,487 Elgin 666.54% 18,370 21,126 2,756 Elburn 3217.25% 14,542 14,994 452 Burlington 31.58% 7,536 31,402 23,866 Batavia 33.78% 48,017 190,167 142,150 Aurora (excl. Kend.) 1505.07% 58,833 62,742 3,909 Sugar Grove 404.25% 31.46% 52,706 8,775 65744 36,671 13,308 27,896 Plainfield St. Charles 33.36% 95.50% 35,227 10,109 140,824 20,694 105,597 10,585 Joliet North Aurora 77.79% 314,345 718,464 404,119 Kane Cty. 11.01% 99,541 1,003,702 904,161 DuPage Cty. %Change Difference 2030 2000

Stock Comparison 98.2% 60.1% 23.5% -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 OSBC Nasdaq Banks S&P 500

5-Yr Comparison on Selected Stocks: 3/29/02 - 3/30/07

Trust Preferred/ Tender Offer

Meeting Adjourned Please join us for a luncheon.